UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 30, 2016

Date of Report (Date of earliest event reported)

Rovi Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37764	26-1739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

Two Circle Star Way

San Carlos, California 94070

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

(A) Rovi Corporation Announces Exchange Ratio, Per Share Cash Amount and Per Share Stock Amount

Rovi Corporation, a Delaware corporation (“Rovi”), and TiVo Inc., a Delaware corporation (“TiVo”), today announced the exchange ratio as determined based on the Agreement and Plan of Merger dated as of April 28, 2016, by and among Rovi, TiVo, Titan Technologies Corporation, a Delaware corporation and wholly owned subsidiary of Rovi (“Parent”), Nova Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and Titan Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (the “Merger Agreement”). The TiVo merger consideration was designed to be valued at $10.70 per share of TiVo common stock in total at Rovi common stock per share values between $16.00 and $25.00, and consists of $7.95 in stock and $2.75 in cash, with the number of shares of Parent common stock issuable in respect of the $7.95 in stock based on the volume-weighted average of Rovi’s common stock price on the NASDAQ Stock Market, as reported by Bloomberg L.P., for the fifteen consecutive trading days ended on and including September 1, 2016 (the trading day three business days prior to September 7, 2016, the anticipated closing date of the mergers), which was $20.6344. The exchange ratio for TiVo stockholders as described in the Joint Proxy Statement/Prospectus on Form S-4 (as amended, supplemented or modified) filed with the Securities and Exchange Commission on August 2, 2016 by Parent is therefore 0.3853x.

Rovi and TiVo stockholders should consider the above calculations together with the illustrative calculations in the Joint Proxy Statement/Prospectus on Form S-4 (as amended, supplemented or modified) filed with the Securities and Exchange Commission on August 2, 2016 by Parent.

A special meeting of Rovi stockholders is scheduled to take place on September 7, 2016 at 8:00 a.m. Pacific time. The meeting will be held at Rovi’s principal executive offices at 2 Circle Star Way, San Carlos, California 94070. All stockholders of record of Rovi’s common stock as of the close of business on July 22, 2016 will be entitled to vote their shares either in person or by proxy at the stockholder meeting.

A special meeting of TiVo stockholders is scheduled to take place on September 7, 2016 at 8:00 a.m. Pacific time. The meeting will be held at TiVo’s principal executive offices at 2160 Gold Street, San Jose, California 95002. All stockholders of record of TiVo’s common stock as of the close of business on July 22, 2016 will be entitled to vote their shares either in person or by proxy at the stockholder meeting.

(B) Titan Technologies Corporation Board Composition

On August 30, 2016, pursuant to the Merger Agreement, Rovi and Parent have set the size of Parent’s Board of Directors (the “Parent Board”), to be in effect as of immediately following the closing of Rovi’s acquisition of TiVo, at nine members. Consistent with that decision, also pursuant to the Merger Agreement, Rovi and TiVo have agreed that TiVo directors Daniel Moloney and Jeffrey T. Hinson will join Rovi directors Thomas Carson, Alan L. Earhart, Eddy W. Hartenstein, N. Steven Lucas, James E. Meyer (Chair), Raghavendra Rau and Glenn W. Welling on the Parent Board.

The Parent Board will also have the following committee memberships, effective as of immediately following the closing of Rovi’s acquisition of TiVo:

Committee	Chair	Additional Members

Audit Committee	Alan L. Earhart	Jeffrey T. Hinson N. Steven Lucas

Compensation Committee	Glenn W. Welling	Eddy W. Hartenstein N. Steven Lucas

Corporate Governance and Nominating Committee	James E. Meyer	Alan L. Earhart Raghavendra Rau

Strategy Committee	Raghavendra Rau	Eddy W. Hartenstein N. Steven Lucas Daniel Moloney Glenn W. Welling

The transactions contemplated by the Merger Agreement remain subject to stockholder approvals from both companies and the satisfaction of other customary closing conditions, and are expected to close on September 7, 2016.

FORWARD LOOKING STATEMENTS

All statements contained herein that are not statements of historical fact, including statements that use the words “believe”, “plan”, “anticipated”, “will” or “is expected to,” or similar words that describe Rovi Corporation’s or its management’s future plans, objectives or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. A number of factors could cause our actual results to differ from anticipated results expressed in such forward-looking statements. Such factors include, among others, uncertainties as to the timing of the closing of Rovi’s acquisition of TiVo, including due to failure to satisfy or delay in satisfying the conditions to such closing. Such factors are further addressed in Rovi’s most recent report on Form 10-Q for the period ended June 30, 2016, and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). Rovi assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of Rovi, Parent or TiVo. In connection with the Merger Agreement, Rovi, TiVo and Parent have filed relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Parent that contains a joint proxy statement/prospectus. ROVI AND TIVO STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT ROVI, TIVO, PARENT AND THE PROPOSED TRANSACTION. Stockholders may obtain a free copy of the definitive joint proxy statement/prospectus, as well as any other documents filed by Rovi, Parent and TiVo with the Securities and Exchange Commission, at the Securities and Exchange Commission’s Web site at http://www.sec.gov. Stockholders may also obtain a free copy of the definitive joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the definitive joint proxy statement/prospectus from Rovi by directing a request to Rovi Investor Relations at +1-818-565-5200 and from TiVo by directing a request to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York, 10016, (212) 929-5500, proxy@mackenziepartners.com.

PARTICIPANTS IN THE SOLICITATION

Rovi, Parent, TiVo and their respective directors and executive officers and other members of their management and employees may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Rovi’s directors and officers can be found in its proxy statement filed with the Securities and Exchange Commission on March 10, 2016 and information regarding TiVo’s directors and officers can be found in its proxy statement filed with the Securities and Exchange Commission on May 27, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, is contained in the Form S-4 and the definitive joint proxy statement/prospectus that Parent has filed with the Securities and Exchange Commission. Stockholders may obtain a free copy of these documents as described in the preceding paragraph.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: September 2, 2016	By:	/s/ Pamela Sergeeff
Pamela Sergeeff EVP and General Counsel